Supplement to Summary and Statutory Prospectuses dated February 28, 2013
The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses for Class Y Shares of the Fund listed below:
Invesco Disciplined Equity Fund
The Fund’s portfolio managers are currently employed by both Invesco Advisers, Inc. (“Invesco Advisers”), the investment adviser for Invesco Disciplined Equity Fund (the “Fund”), and Atlantic Trust, an affiliate of Invesco Advisers. On April 11, 2013, Invesco Ltd. (“Invesco”), the parent company of Invesco Advisers, announced that it has reached a definitive agreement to sell Atlantic Trust to CIBC, a Canadian-based global financial institution. The transaction (“Atlantic Trust Transaction”), which is subject to certain approvals and other conditions to closing, is currently expected to close in the second half of 2013 (“Atlantic Trust Transaction Closing”). Upon the Atlantic Trust Transaction Closing, the Fund’s portfolio managers will no longer be employed by Invesco Advisers and will become employees of CIBC or a subsidiary thereof. To preserve continuity of investment management for the benefit of current shareholders, Invesco intends to propose to reorganize the Fund into a newly formed fund advised by an affiliate of CIBC that will have substantially the same investment objectives, principal investment strategies, risks and portfolio managers as the Fund (the “Fund Reorganization”). The Fund Reorganization will be submitted to the Fund’s Board of Trustees for approval and, if approved by the Fund’s Board of Trustees, a separate proxy statement describing and providing additional information about the Fund Reorganization will be sent to shareholders of record seeking shareholder approval of the Fund Reorganization. Shareholders do not need to take any action at this time.
In the event that the Fund Reorganization does not close prior to the Atlantic Trust Transaction Closing, Invesco Advisers anticipates that the Fund’s current investment advisory agreement with Invesco Advisers will be terminated and an interim investment advisory agreement will be entered into between the Fund and Invesco Advisers and an interim investment sub-advisory agreement will be entered into between Invesco Advisers and a registered investment advisor affiliate of CIBC that employs the Fund’s portfolio managers until such time as the Fund Reorganization is completed or other arrangements have been made.
Separate from the Atlantic Trust Transaction, Invesco Advisers has added a new portfolio manager to the Fund. The following information replaces the table in its entirety appearing under the heading “FUND SUMMARY – Management of the Fund” in the prospectus:

“Portfolio Managers	Title	Length of Service on the Fund
Patricia Bannan	Portfolio Manager	2010
Paul McPheeters	Portfolio Manager	2010
W. Brant Houston	Portfolio Manager	2013”
The following information replaces in its entirety the information appearing under the heading “FUND MANAGEMENT – Portfolio Managers” in the prospectus:
“The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:
•	Patricia Bannan, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2007. From 1999 to 2005, she was a portfolio manager and ultimately the head of the large cap growth team at Evergreen Investments.

•	Paul McPheeters, Portfolio Manager, who has been responsible for the Fund since September 21, 2009, as well as the Fund’s predecessor from its inception on December 1, 2005, with the exception of the first five months of 2006. Mr. McPheeters has been associated with Invesco and/or its affiliates from 1997 thru 2005 and again from 2006 to the present. During the first five months of 2006, Mr. McPheeters served as a portfolio manager with another investment management company managing unregistered portfolios.

•	W. Brant Houston, Portfolio Manager, who has been responsible for the Fund since 2013 and has been associated with Invesco and/or its affiliates since 2007. Prior to 2007, Mr. Houston worked in various investment and analytical roles at Geronimo Financial, Nicholas Applegate Capital Management and Wilshire Associates. Mr. Houston has been in the financial services industry for 15 years.

     The Adviser employs a team approach with specific individual members of the team having final authority and ultimate accountability for specific phases of the process. Portfolio managers and analysts are responsible for research in the sectors they cover. All members of the team conduct fundamental research to identify investment candidates and participate in the portfolio construction process. The lead portfolio managers of the team are jointly and primarily responsible for making the day-to-day investment decisions for the Fund.
     More information on the portfolio managers may be found at www.invesco.com/us. The Web site is not part of the prospectus.
     The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.”